Exhibit 99.02

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary  Glu Mobile Inc. Q3 2015 Earnings Call November 5, 2015 Page 1

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Safe Harbor Statement This presentation contains "forward-looking" statements including: that we are minimally exposed to increases in CPI; that the four categories on which we ones where we believe we can be the best in the world in 2016/2017; that by 2020 there are expected to be approximately 4 billion smartphones; the estimated size of the global games market, overall and by segment, for 2015; the expected launch dates for our upcoming celebrity titles; that we have a strong pipeline of celebrity games in 2016 through 2017; strong social features in a game will lead to long tail revenues; Glu’s expected approach to integrating social features in its games; Glu has multiple growth opportunities through wearables, the quad screen future, mobile ad spending and international expansion; that we expect to launch WeFire in certain territories in Q3-2016; that we have a growing and engaged installed base; our Q4-2015 and full year 2015 guidance; the expected contribution margin flow through of our gross revenue; our five year goals of annual revenue growth of 20% to 30%, $1 billion of non-GAAP revenue by 2020 and all quarters from Q3-2014 onward being Adjusted EBITDA profitable; and our long-term margin targets. These forward-looking statements are subject to material risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Investors should consider important risk factors, which include: consumer demand for smartphones, tablets and next-generation platforms does not grow as significantly as we anticipate or that we will be unable to capitalize on any such growth; the risk that we do not realize a sufficient return on our investment with respect to our efforts to develop free-to-play games for smartphones and tablets; the risk that we do not maintain our good relationships with Apple and Google; the risk that Glu does not realize the anticipated strategic benefits from its celebrity partnerships; the risk that our development expenses are greater than we anticipate or that we experience product delays; the risk that our recently and newly launched games are less popular than anticipated; the risk that our newly released games will be of a quality less than desired by reviewers and consumers; the risk that the mobile games market, particularly with respect to social, free-to-play gaming, is smaller than anticipated; risks related to the restatement of certain of our historical financial statements and other risks detailed under the caption "Risk Factors" in our Form 10-Q filed with the Securities and Exchange Commission on August 7, 2015 and our other SEC filings. You can locate these reports through our website at http://www.glu.com/investors. These "forward-looking" statements are based on estimates and information available to us on November 5, 2015 and we are under no obligation, and expressly disclaim any obligation, to update or alter our forward-looking statements whether as a result of new information, future events or otherwise.Page 2

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Use of Non-GAAP Financial Measures Glu uses in this presentation certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Glu's results of operations as determined in accordance with GAAP. The non-GAAP financial measures used by Glu include non-GAAP revenue, non-GAAP smartphone revenue, non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP net income/(loss), non-GAAP net income/(loss) per share, Adjusted EBITDA and Adjusted EBITDA margin. These non-GAAP financial measures exclude the following items from Glu's unaudited consolidated statements of operations: Change in deferred revenue and deferred cost of revenue; Amortization of intangible assets; Non-cash warrant expense; Stock-based compensation expense; Restructuring charges; Change in fair value of Blammo earnout; Transitional costs; Litigation proceeds and costs; Release of tax liabilities and valuation allowance; and Foreign currency exchange gains and losses primarily related to the revaluation of assets and liabilities. In addition, Glu has included in this presentation “Adjusted EBITDA” figures which are used to evaluate Glu’s operating performance and is defined as non-GAAP operating income/(loss) excluding depreciation. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by non-GAAP revenue. Glu believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding Glu's performance by excluding certain items that may not be indicative of Glu's core business, operating results or future outlook. Glu's management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing Glu's operating results, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of Glu's performance to prior periods. For a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the tables at the end of this presentation. Page 3

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Page 4 Executive Summary

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Page 5

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Strengthened Management Team Chris Akhavan Pres. of Publishing 11 Quarters Eric R. Ludwig COO & CFO 44 Quarters Niccolo de Masi Chairman & CEO 24 Quarters Tim Wilson CTO New Joiner Nick Earl Pres. of Studios New JoinerPage 6

© Glu Mobile Inc. – Proprietary Glu Mobile Q3 2015 Earnings Diversified Studio Infrastructure Game teams in diverse locations: San Francisco, CA San Mateo, CA Long Beach, CA Bellevue, WA, Portland, OR Toronto, Canada Moscow, Russia Beijing, China Hyderabad, India Page 7

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary 37.9% 4-Year Topline CAGR $66.9$82.7$108.9$113.4$241.820102011201220132014 Non-GAAP revenue has been restated or revised, as appropriate, to reflect gross accounting for digital storefronts for 2010, 2011, 2012 and Q113 and prospectively, as outlined in the Company’s 8/6/2013 Form 8-K and press release Non-GAAP Revenue ($m) Page 8

Focus on ‘winner-takes-all’ ‘blue-ocean’ genres •These represent categories where we believe we can be the best in the world in 2016/2017 Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Leader in 4 Key Gamer Demographics Page 9

Page 10 building annuities

© Glu Mobile Inc. – Proprietary Glu Mobile Q3 2015 Earnings Robocop $6.5M 31%21%9%8%4%3%3%2%2%2%15% Kim Kardashian: Hollywood $74.3M Deer Hunter 2014 $52.0M Eternity Warriors 3 $20.9M Racing Rivals $18.3M Dino Hunter: Deadly Shores $10.0M Frontline Commando: D-Day $6.6M Contract Killer: Sniper $6.2M Frontline Commando 2 $5.8M Other catalog $36.9M Contract Killer 2 $4.4M 2014: Non-GAAP Revenue Delivery from a Broad Portfolio Page 11

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Revenue Diversity: Ad Revenues Hedge Against CPI Increases One of the leading % revenue contribution from ads in the industry Minimally exposed to increases in CPI $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000Q114Q214Q314Q414Q115Q215Q315Ad Revenue (in Thousands)Variable Marketing Expense (in thousands)14.7%19.5%14.9%15.5%14.8%17.8%16.8%15.5%15.6%15.3%12.6%15.5%17.6%16.6%0%5%10%15%20%25%Q114Q214Q314Q414Q115Q215Q315Ad Revenue as % of Total RevenueVariable Marketing as % of Total RevenuePage 12

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Growth Landscape Page 13

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Smartphone Adoption Continues Apace Source: The Economist: Week of Feb 28-Mar 6, 2015 Total Smartphone Connections 2009: ~0.6B 2014: ~2.3B ~4x Growth in installed base By 2020 expect ~4B smartphones Page 14

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Mobile is the Largest Game Market Source: SuperData Research: May 20, 2015 Page 15

Social Power Page 16

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary ‘5-Year Super Bowl Commercial’ •118m viewers – all time record half time viewing •Katy Perry herself – 200m total social followers* •5-year exclusive mobile gaming partnership •Dynamic and interactive promotion & engagement *Aggregate # of followers across Facebook + Twitter + Instagram + Vevo + Vine + Tumblr followers as of November 2, 2015. There is overlap of these social audiences between channels and celebrities. Page 17

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Strong Social = Long Tail Revenues Typical mobile game Peak at launch, then declining curve VS. Flat to increasing curve, peak revenue 16 months post launch Page 18

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Social Requires Same Approach as Monetization 2013 2014 2015 2016 2017 •Deeper Monetization •Business-minded product leadership •Studio specialization •Genre-appropriate social •User participation •Weigh social-feature impact 100% 0% Proportion of our portfolio One full product + thought cycle Proportion of our portfolio One full product + thought cycle 100% 0% Deeply Social No ‘golden hammer’ Page 19

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Page 20 Glu Analytics Capabilities: Capable of processing 70 million events per second Ingesting 2 billion events per day Aggregating 75 million KPI metrics per day 2 trillion event capacity, easily scalable Usage of Analytics: Optimization of user acquisition, retention, paying user conversion & LTV Continually refining game performance through testing and analysis Glu & Big Data Analytics

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Page 21 Multiple Long-Term Growth Opportunities $ $ $

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Tencent ‘WeFire West’ Publishing Partnership Page 22

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Introducing WeFire Five PVP gameplay modes (and counting) Deep economy Social backend Synch PVP Scaled robust, proven backend Page 23

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Publishing Partnership •We believe WeFire to be the biggest revenue mobile shooter ever •Sustained Top 10 grossing ranking in China and other territories in Asia •Highly social game with PvP and scaled backend •Glu partnering with Tencent to westernize WeFire to proven Glu shooter IP •Expected to be live mid 2016 – territories include North & South America, EMEA, Australia & New Zealand Page 24

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary The Install Challenge Page 25

Games vs. Apps in Top Free Rankings 0 8 6 4 2 United States Top 10 Free iPhone Downloads Jan-14 Feb-14 Mar-14 April-14 May-14 June-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 April-15 May-15 June-15 Jul-15 Aug-15 Sep-15 Oct-15   5 10 15 20 25 Applications Games 26

Competing for Attention



Gaming Loses Ground to Entertainment, Messaging & Social Apps
68
+50%
45
44
+240%
13
52
-36%
33
MESSAGING & SOCIAL including Facebook
ENTERTAINMENT including YouTube
GAMING
Q2 2014
Q2 2015
Time Spent in Minutes Per Day
(US consumers)

Source: Yahoo Developer Network, August 26, 2015

Glu Mobile Q3 2015 Earnings

© Glu Mobile Inc. – Proprietary

Page 27

Glu Mobile Q32015 Earnings Page 28

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Financial Overview Page 29

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Page 30 Q315 Financial Summary Q315Non-GAAPGuidance(in millions, except EPS)ActualsLowHighRevenue64.4$ 58.0$ 60.0$ Gross Profit38.1 35.1 36.3 Gross Margin59.1%60.5%60.5%Operating Expenses30.4 36.8 36.0 Depreciation0.7 0.7 0.7 Adjusted EBITDA8.5$ (1.0)$ 1.0$ Basic:Earnings/(Loss) per Share0.06$ ($0.02)(0.00)$ Basic Shares127.3 127.5 127.5 Diluted:Earnings per Share0.06$ ($0.02)(0.00)$ Diluted Shares131.5 134.1 134.1 Net Income/(Loss)7.7$ (2.2)$ (0.2)$

Q315 Non-GAAP Results ($ in millions) Q315 Q215 Q/Q Q314 Y/Y Total Revenue $ 64.4 $ 57.5 12% $ 83.6 (23%) Gross Profit 38.1 36.0 6% 49.8 (24%) Gross Margin 59.1% 62.6% (350) bp 59.6% (50) bp Operating Expense 30.4 35.0 (13%) 35.0 (13%) Operating Income/(Loss) 7.7 1.0 695% 14.8 (48%) Adjusted EBITDA $ 8.5 $ 1.7 396% $ 15.4 (45%) 31

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Page 32 Non-GAAP Revenue and Adjusted EBITDA Non-GAAP revenue has been restated to reflect gross accounting for digital storefronts Q113 and prospectively, as outlined in the Company’s 8/6/2013 Form 8-K and press release. $24.7 $23.2 $22.6 $42.8 $47.0 $35.0 $83.6 $76.2 $62.4 $57.5 $64.4 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0Q113Q213Q313Q413Q114Q214Q314Q414Q115Q215Q315Non-GAAP Revenue(In millions)($1.4)($2.9)($4.1)$6.2 $6.5 ($0.9)$15.4 $14.1 $3.9 $1.7 $8.5 $(10.0) $(5.0) $- $5.0 $10.0 $15.0 $20.0Q113Q213Q313Q413Q114Q214Q314Q414Q115Q215Q315Adjusted EBITDA(In millions)

% of Non-GAAP Revenue



140%
120%
100%
80%
60%
40%
20%
0%
Q113 Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115 Q215 Q315
Hosting and other costs
Royalties
Platform commissions
R&D Opex
S&M Opex
G&A Opex

	Q113	Q213	Q313	Q413	Q114	Q214	Q314	Q414	Q115	Q215	Q315
Hosting and other costs	3%	4%	5%	3%	3%	4%	2%	2%	2%	3%	3%
Royalties	4%	3%	5%	1%	2%	4%	13%	11%	10%	10%	13%
Platform commissions	23%	24%	24%	23%	25%	23%	26%	25%	26%	25%	25%
R&D Opex	44%	48%	49%	27%	28%	39%	17%	20%	28%	30%	24%
S&M Opex	20%	22%	24%	25%	20%	22%	18%	16%	20%	22%	19%
G&A Opex	14%	15%	14%	8%	9%	12%	6%	8%	10%	9%	4%

Non-GAAP revenue has been restated to reflect gross accounting for digital storefronts Q113 and prospectively, as outlined in the Company's 8/6/2013 Form 8-K and press release.

Glu Mobile Q3 2015 Earnings
© Glu Mobile Inc. – Proprietary
Page 33

Non-GAAP Revenue by Geography NA APAC ROW 56.9 50.7 44.5 41.8 49.6 $10.0 (In millions) $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 12.6 6.8 9.8 9.8 8.5 7.6 6.4 10.3 8.2 16.9 15.7 9.4 8.1 8.4 $47.0 $83.6 $47.0 $35.0 $76.2 $62.4 $57.5 $64.4 $35.0 34

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Page 35 Non-GAAP Revenue Mix Non-GAAP revenue has been restated to reflect gross accounting for digital storefronts for Q113 and prospect ively, as outlined in the Company’s 8/6/2013 Form 8-K and press release. The presentation of platform and category mix contribution in prior presentations was repo rted as a percentage of non-GAAP smartphone revenue. All prior percentages in the above graphs have been updated to reflect each category’s respective percenta ge of total non-GAAP revenue. The ‘Premium/All Other’ revenue include featurephone revenue. 59%59%60%61%59%56%67%62%60%61%61%27%29%29%35%38%38%31%36%38%38%3 8%14%12%11%4%3%6%2%2%2%1%1%$24.7 $23.2 $22.6 $42.8 $47.0 $35 .0 $83.6 $76.2 $62.4 $57.5 $64.4 $0. 0$10.0$20.0$30.0$40.0 $50.0$60.0$70.0$80.0$90.0Q113Q213Q313Q413Q114Q214Q314Q414Q115Q215Q315(In millions)No n-GAAP Revenue by PlatformiOSAndroidAll Other73%78%77%76%83%76%85%85%85%82%83%11%10%12%20%15%20%15%15%15%18% 17%16%12%11%4%2%4%$0.0$10.0$20.0$30.0$40.0$50.0$60.0$70.0$80.0$90.0Q113Q2 13Q313Q413Q114Q214Q314Q414Q115Q215Q315(In millions)Non-GAAP Revenue by CategoryIn-App PurchasesAdsPremium/All Other

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Q214, 18,834 , 29%Q314, 12,594 , 19%Q414, 4,318 , 7%Other, 3,882 , 6%Q115, 355 , 1%Q215, 13,263 , 21%Q315, 5,784 , 9%Q313, 5,393 , 8% Non-GAAP Revenue by Vintage $64.4M Total Non-GAAP Revenue in Q315 Deer Hunter 2014 $5.3M Racing Rivals $11.0M Dino Hunter: Deadly Shores $1.3M Contract Killer: Sniper $3.3M Diner Dash $1.0M Cooking Dash 2016 $7.5M Tap Sports Baseball 2015 $5.0M Tap Sports Football $2.0M Deer Hunter 2016 $1.9M Mission Impossible $1.8M Eternity Warriors 4 $0.1M Kim Kardashian: Hollywood $18.8M Q115, 355, 1%Page 36

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Page 37 Strong Balance Sheet ($ in millions)Q315Q215Q314Cash and cash equivalents182.3$ 189.7$ 54.3$ Accounts receivable, net26.0 25.1 34.6 Prepaid expenses, royalties and other current assets35.4 33.7 16.8 Other assets51.7 15.9 13.0 Intangible assets & goodwill108.0 110.5 119.6 Total Assets403.4$ 374.9$ 238.3$ Accounts payable and accrued liabilities12.4 13.6 13.1 Accrued expenses, royalties and other liabilities50.3 29.5 22.3 Deferred revenue34.1 31.2 34.2 Common stock/Paid in capital554.9 549.0 413.9 Accumulated deficit & other comprehensive income(248.3) (248.4) (245.2) Total Liabilities and Stockholders' Equity403.4$ 374.9$ 238.3$

Consumer Interest



(in Millions)
Installs
120.0
100.0
80.0
60.0
40.0
20.0
0.0
52.2
40.8
49.9
79.6
105.6
60.2
107.7
89.4
72.6
87.6
78.8
Q113 Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115 Q215 Q315



(in Millions)
Cumulative Installs
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
0.0
436.0
476.8
526.7
606.3
711.9
772.1
879.8
969.2
1,041.8
1,129.5
1,208.2
Q113 Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115 Q215 Q315

Glu Mobile Q3 2015 Earnings
© Glu Mobile Inc. – Proprietary
Page 38

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Page 39 MAU and DAU Trends Aggregate DAU and MAU for each period presented represents the aggregate metric for the last month of the period. An individual who plays two different games in the same month is counted as two active users for that month when we aggregate DAU and MAU across games. In addition, an individual who plays the same game on two different devices during the same month (e.g., an iPhone and an iPad) is also counted as two active users for each such month when we average or aggregate DAU and MAU over time. Our methodology for calculating DAU and MAU may differ from the methodology used by other companies to calculate similar metrics. 3.92.94.36.47.05.37.27.26.06.15.50.01.02.03.04.05.06.07.08.0Q113Q213Q313Q413Q114Q214Q314Q414Q115Q215Q315(in Millions)DAU40.129.445.256.364.551.960.362.654.659.653.00.010.020.030.040.050.060.070.0Q113Q213Q313Q413Q114Q214Q314Q414Q115Q215Q315(in Millions)MAU

© Glu Mobile Inc. – Proprietary Glu Mobile Q3 2015 Earnings Page 40 Guidance

12 Launches in 2015 Page 41

Strong Contribution Margin Flow Through

% of Gross Revenues	Original IP	Branded IP Royalty Low	Branded IP Royalty High
Gross Revenue	100.0%	100.0%	100.0%
Platform Fees	25.6%	25.6%	25.6%
Royalties	0.0%	6.9%	24.0%
Gross Margin	74.4%	67.5%	50.4%
User Acquisition	15.0%	15.0%	15.0%
Contribution Margin of Incremental $1.00 of Gross Revenue	**59.4%**	**52.5%**	**35.4%**

Glu Mobile Q3 2015 Earnings
© Glu Mobile Inc. – Proprietary
Page 42

© Glu Mobile Inc. – Proprietary Glu Mobile Q3 2015 Earnings Page 43 2015 Full Year Guidance Guidance ($ in millions)Q115Q215Q315Q4152015Total Revenue (Low)$62.4 $57.5 $64.4 $50.0 $234.3 Total Revenue (High)$62.4 $57.5 $64.4 $52.0 $236.3 Adjusted EBITDA (Low)$3.9 $1.7 $8.5 ($3.0)$11.0 Adjusted EBITDA (High)$3.9 $1.7 $8.5 ($2.0)$12.0

Q415 Guidance

($ in millions, except EPS)	Q315 Act	Q415 Guidance Low	Q415 Guidance High
Total Revenue	**$64.4**	**$50.0**	**$52.0**
Gross Margin	59.1%	62.7%	62.7%
Operating Expense	30.4	35.1	35.3
Operating Income/(Loss)	7.7	(3.7)	(2.7)
Depreciation Addback	0.7	0.7	0.7
Adjusted EBITDA	**$8.5**	**($3.0)**	**($2.0)**
Net Income/(Loss)	7.7	(3.9)	(2.9)
Basic Shares (millions)	127.3	128.0	128.0
Diluted Shares (millions)	131.5	129.3	129.3
Net Income/(Loss) Per Basic Share	$0.06	($0.03)	($0.02)
Net Income/(Loss) Per Diluted Share	$0.06	($0.03)	($0.02)
Cash and ST Investments Balance	**$182.3**	**$170.0**	

Glu Mobile Q3 2015 Earnings
© Glu Mobile Inc. – Proprietary
Page 44

© Glu Mobile Inc. – Proprietary Glu Mobile Q3 2015 Earnings Page 45 Full Year Guidance ($ in millions, except EPS)2014ActLow HighTotal Revenue$241.8 $234.3 $236.3 Gross Margin63.3%61.6%61.7%Operating Expense120.5 136.4136.7Operating Income/(Loss) 32.6 8.1 9.1 Depreciation Addback 2.5 2.92.9Adjusted EBITDA$35.1 $11.0 $12.0 Net Income/(Loss)33.3 7.6 8.6 Basic Shares (millions)91.8 118.8118.8Diluted Shares (millions)96.9 122.8122.8Net Income/(Loss) Per Basic Share $0.36 $0.06 $0.07 Net Income/(Loss) Per Diluted Share $0.34 $0.06 $0.07 Cash and ST Investments Balance$70.9 $170.0 2015 Guidance

© Glu Mobile Inc. – Proprietary Glu Mobile Q3 2015 Earnings Page 46 Long-Term Model

© Glu Mobile Inc. – Proprietary Glu Mobile Q3 2015 Earnings •Annual Revenue Growth of 20% to 30% •$1 Billion of Non-GAAP Revenue in 2020 •Long-term goal of all quarters being Adjusted EBITDA Profitable Long Term Operating Model: Five Year Goals Glu’s goals with respect to revenue growth and EBITDA profitability illustrate potential outcomes if our business strategies are successful. These goals should not be treated as forecasts, projections or financial guidance. We cannot assure you that we will achieve any particular growth rate and our revenue and EBITDA may not grow at all. Our performance is subject to many material risks and uncertainties that could cause our actual performance to fall short of these goals, including the risks discussed in our Quarterly Report on Form 10-Q filed with the SEC on August 7, 2015 and our other SEC filings.Page 47

Long Term Margin Targets

% of Non-GAAP Revenue	LTM	Long Term Target Low	Long Term Target High
Revenue	100.0%	100.0%	100.0%
Platform Fees	25.2%	24.8%	24.0%
Net Revenue	74.8%	75.2%	76.0%
Royalties	11.0%	15.7%	14.0%
Hosting	2.5%	1.8%	1.8%
Gross Margin	61.3%	57.7%	60.2%
R&D	25.2%	15.9%	14.2%
S&M	3.3%	3.0%	2.5%
S&M: User Acquisition	15.4%	15.0%	15.0%
G&A	7.6%	4.8%	4.5%
Subtotal: Opex	51.5%	38.7%	36.2%
Depreciation/Amortization	1.1%	1.0%	1.0%
Adjusted EBITDA Margin	**10.9%**	**20.0%**	**25.0%**

Glu Mobile Q3 2015 Earnings
© Glu Mobile Inc. – Proprietary
Page 48

© Glu Mobile Inc. – Proprietary Glu Mobile Q3 2015 Earnings Page 49 Key Statistics Stock Price$3.84 52 Week High$7.03 52 Week Low$3.27 Shares Outstanding 131.3 Avg. Daily Volume (last 90 days)2,318,930 Market Capitalization$504.0 Debt$0 Cash$182.3 Enterprise Value$321.7 Shares Outstanding is as of November 3rd, 2015Cash balance is as of September 30th, 2015Average Daily Volume is calculated using the last 90 calendar daysMarket Statistics (as of November 3, 2015) (in millions except per share and volume data)

Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Page 50 Investment Highlights Diversified portfolio of franchises Cost-effective customer acquisition Long-tail social games provide significant visibility Added new studio and technology leadership Strong balance sheet with no debt

© Glu Mobile Inc. – Proprietary Glu Mobile Q3 2015 Earnings Page 51 Non-GAAP Reconciliations

Q315 GAAP to Non-GAAP Reconciliation Condensed Consolidated Statements of Operations GAAP to Non-GAAP Reconciliation (in thousands, except per share data) (unaudited) GAAP Results Change in deferred revenue and litigation settlement proceeds Change in deferred platform commissions and royalty expense Amortization of intangible assets Stock-based compensation Litigation costs and settlement proceeds Non-cash warrant expense Foreign currency exchange loss Non-GAAP Results Revenue $ 6 3,250 $ 1,174 $ - $ - $ - $ - $ - $ - $ 64,424 Cost of revenue: Platform commissions, royalties and other 27,445 - 780 - - - (1,896) - 26,329 Amortization of intangible assets 2,360 - - (2,360) - - - - - Total cost of revenue 29,805 - 780 (2,360) - - (1,896) - 26,329 Gross profit 33,445 1,174 (780) 2,360 - - 1,896 - 38,095 Operating expenses: Research and development 16,304 - - - (868) - - - 15,436 Sales and marketing 12,302 - - - (277) - - - 12,025 General and administrative 4,419 - - - (1,911) 390 - - 2,898 Amortization of intangible assets 31 - - (31) - - - - - Total operating expenses 33,056 - - (31) (3,056) 390 - - 30,359 Income from operations 389 1,174 (780) 2,391 3,056 (390) 1,896 - 7,736 Interest and other income/(expense), net: (152) - - - - - - 167 15 Income before income taxes 237 1,174 (780) 2,391 3,056 (390) 1,896 167 7,751 Income tax provision (79) - - - - - - - (79) Net income $ 158 $ 1,174 $ (780) $ 2,391 $ 3,056 $ (390) $ 1,896 $ 167 $ 7,672 Earnings per share: Earnings per share Basic $ 0.00 Basic $ 0.06 Diluted $ 0.00 Diluted $ 0.06 Number of shares used in computation Number of shares used in computation Basic 1 27,287 Basic 1 27,287 Diluted 1 31,486 Diluted 1 31,486  52

Q314 GAAP to Non-GAAP Reconciliation

Condensed Consolidated Statements of Operations
GAAP to Non-GAAP Reconciliation
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30, 2014										
	GAAP Results	Change in deferred revenue	Change in deferred platform commissions and royalty expense	Amortization of intangible assets	Stock-based compensation	Transitional costs	Retsructuring charge	Non-cash warrant expense	Release of tax liabilities and valuation allowance	Foreign currency exchange loss	Non-GAAP Results
Revenue	$ 64,791	$ 18,762	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 83,553
Cost of revenue:											
Platform commissions, royalties and other	25,733	-	9,122	-	-	-	-	(1,126)	-	-	33,729
Amortization of intangible assets	1,338	-	-	(1,338)	-	-	-	-	-	-	-
Total cost of revenue	27,071	-	9,122	(1,338)	-	-	-	(1,126)	-	-	33,729
Gross profit	37,720	18,762	(9,122)	1,338	-	-	-	1,126	-	-	49,824
Operating expenses:											
Research and development	15,355	-	-	-	(764)	-	-	-	-	-	14,591
Sales and marketing	15,327	-	-	-	(201)	-	-	-	-	-	15,126
General and administrative	6,808	-	-	-	(989)	(493)	-	-	-	-	5,326
Amortization of intangible assets	127	-	-	(127)	-	-	-	-	-	-	-
Restructuring charge	209	-	-	-	-	-	(209)	-	-	-	-
Total operating expenses	37,826	-	-	(127)	(1,954)	(493)	(209)	-	-	-	35,043
Income/(loss) from operations	(106)	18,762	(9,122)	1,465	1,954	493	209	1,126	-	-	14,781
Interest and other income/(expense), net:	(340)	-	-	-	-	-	-	-	-	347	7
Income/(loss) before income taxes	(446)	18,762	(9,122)	1,465	1,954	493	209	1,126	-	347	14,788
Income tax benefit	10,850	-	-	-	-	-	-	-	(8,352)	-	2,498
Net income	$ 10,404	$ 18,762	$ (9,122)	$ 1,465	$ 1,954	$ 493	$ 209	$ 1,126	$ (8,352)	$ 347	$ 17,286
Earnings per share:											
Basic	$ 0.11										$ 0.18
Diluted	$ 0.10										$ 0.16
Number of shares used in computation											
Basic	98,628										98,628
Diluted	105,438										105,438

Glu Mobile Q3 2015 Earnings
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Page 53

YTD 2015 GAAP to Non-GAAP Reconciliation

Condensed Consolidated Statements of Operations
GAAP to Non-GAAP Reconciliation
(in thousands, except per share data)
(unaudited)

	Nine Months Ended September 30, 2015										
	GAAP Results	Change in deferred revenue and litigation settlement proceeds	Change in deferred platform commissions and royalty expense	Amortization of intangible assets	Stock-based compensation	Transitional costs	Non-cash warrant expense	Litigation costs and settlement proceeds	Foreign currency exchange loss	Non-GAAP Results
Revenue	$ 188,870	$ (4,520)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 184,350
Cost of revenue:										
Platform commissions, royalties and other	75,075	-	(1,718)	-	-	-	(2,124)	-	-	71,233
Amortization of intangible assets	7,228	-	-	(7,228)	-	-	-	-	-	-
Total cost of revenue	82,303	-	(1,718)	(7,228)	-	-	(2,124)	-	-	71,233
Gross profit	106,567	(4,520)	1,718	7,228	-	-	2,124	-	-	113,117
Operating expenses:										
Research and development	52,855	-	-	-	(2,464)	-	-	-	-	50,391
Sales and marketing	37,511	-	-	-	(777)	-	-	-	-	36,734
General and administrative	19,254	-	-	-	(4,976)	(72)	-	(86)	-	14,120
Amortization of intangible assets	190	-	-	(190)	-	-	-	-	-	-
Total operating expenses	109,810	-	-	(190)	(8,217)	(72)	-	(86)	-	101,245
Income/(loss) from operations	(3,243)	(4,520)	1,718	7,418	8,217	72	2,124	86	-	11,872
Interest and other income/(expense), net:	(610)	-	-	-	-	-	-	-	643	33
Income/(loss) before income taxes	(3,853)	(4,520)	1,718	7,418	8,217	72	2,124	86	643	11,905
Income tax provision	(374)	-	-	-	-	-	-	-	-	(374)
Net income/(loss)	$ (4,227)	$ (4,520)	$ 1,718	$ 7,418	$ 8,217	$ 72	$ 2,124	$ 86	$ 643	$ 11,531
Net loss per share - basic and diluted	$ (0.04)									
Earnings per share										
Basic										$ 0.10
Diluted										$ 0.10
Number of shares used in computation - basic and diluted	115,775									
Number of shares used in computation										
Basic										115,775
Diluted										120,625

Glu Mobile Q3 2015 Earnings

© Glu Mobile Inc. – Proprietary

Page 54

YTD 2014 GAAP to Non-GAAP Reconciliation

Condensed Consolidated Statements of Operations
GAAP to Non-GAAP Reconciliation
(in thousands, except per share data)
(unaudited)

	Nine Months Ended September 30, 2014											
	GAAP Results	Change in deferred revenue	Change in deferred platform commissions and royalty expense	Amortization of intangible assets	Stock-based compensation	Transitional costs	Retsructuring charge	Non-cash warrant expense	Change in fair value of Blammo earnout	Release of tax liabilities and valuation allowance	Foreign currency exchange loss	Non-GAAP Results
Revenue	$ 150,281	$ 15,265	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 165,546
Cost of revenue:												
Platform commissions, royalties and other	51,367	-	8,804	-	-	-	-	(1,126)	-	-	-	59,045
Amortization of intangible assets	2,333	-	-	(2,333)	-	-	-	-	-	-	-	-
Total cost of revenue	53,700	-	8,804	(2,333)	-	-	-	(1,126)	-	-	-	59,045
Gross profit	96,581	15,265	(8,804)	2,333	-	-	-	1,126	-	-	-	106,501
Operating expenses:												
Research and development	48,231	-	-	-	(6,686)	(20)	-	-	-	-	-	41,525
Sales and marketing	32,801	-	-	-	(492)	-	-	-	-	-	-	32,309
General and administrative	17,865	-	-	-	(2,321)	(1,155)	-	-	(835)	-	-	13,554
Amortization of intangible assets	381	-	-	(381)	-	-	-	-	-	-	-	-
Restructuring charge	368	-	-	-	-	-	(368)	-	-	-	-	-
Total operating expenses	99,646	-	-	(381)	(9,499)	(1,175)	(368)	-	(835)	-	-	87,388
Income/(loss) from operations	(3,065)	15,265	(8,804)	2,714	9,499	1,175	368	1,126	835	-	-	19,113
Interest and other income/(expense), net:	(494)	-	-	-	-	-	-	-	-	-	514	20
Income/(loss) before income taxes	(3,559)	15,265	(8,804)	2,714	9,499	1,175	368	1,126	835	-	514	19,133
Income tax benefit	10,328	-	-	-	-	-	-	-	-	(8,352)	-	1,976
Net income	$ 6,769	$ 15,265	$ (8,804)	$ 2,714	$ 9,499	$ 1,175	$ 368	$ 1,126	$ 835	$ (8,352)	$ 514	$ 21,109
Earnings per share:												
Basic	$ 0.08											$ 0.24
Diluted	$ 0.07											$ 0.23
Number of shares used in computation												
Basic	87,965											87,965
Diluted	93,578											93,578

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© Glu Mobile Inc. – Proprietary
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Glu Mobile Q3 2015 Earnings © Glu Mobile Inc. – Proprietary Page 56 Non-GAAP EBITDA Reconciliation Glu Mobile Inc.Non-GAAP Adjusted EBITDA(in thousands)(unaudited)March 31,June 30,September 30,December 31,March 31,June 30,September 30,2014201420142014201520152015GAAP net income/(loss)133$ (3,768)$ 10,404$ 1,379$ 1,124$ (5,509)$ 158$ Change in deferred revenue and litigation settlement proceeds 2,377 (5,874) 18,762 3,363 (7,023) 1,329 1,174 Change in deferred platform commissions and royalty expense(1,209) 1,527 (9,122) (108) 2,819 (321) (780) Non-cash warrant expense- - 1,126 66 93 135 1,896 Amortization of intangible assets681 568 1,465 2,561 2,561 2,466 2,391 Depreciation620 607 617 669 706 732 718 Stock-based compensation 2,979 4,566 1,954 2,134 2,129 3,032 3,056 Change in fair value of Blammo earnout304 531 - - - - - Transitional costs- 682 493 255 72 - - Litigation costs and settlement proceeds - - - - - 476 (390) Restructuring charge- 159 209 67 - - - Foreign currency exchange loss136 31 347 981 290 186 167 Interest income and other expense(6) (7) (7) (3) (6) (12) (15) Income tax provision/(benefit)444 78 (10,850) 2,773 1,104 (809) 79 Total Non-GAAP Adjusted EBITDA6,459$ (900)$ 15,398$ 14,137$ 3,869$ 1,705$ 8,454$ For the Three Months Ended

Key Operating Metrics

(All Revenue Figures are Non-GAAP)	Actual Q114	Actual Q214	Actual Q314	Actual Q414	Actual Q115	Actual Q215	Actual Q315
Total Revenue (in thousands)	$46,957	$35,036	$83,553	$76,228	$62,447	$57,479	$64,424
Total Revenue Growth Q/Q	10%	(25%)	138%	(9%)	(18%)	(8%)	12%
Total Revenue Growth Y/Y	90%	51%	270%	78%	33%	64%	(23%)
Original IP % of Total Revenue	91%	93%	37%	41%	**43%**	41%	38%
Platform Commissions (in thousands)	$11,886	$8,155	$21,382	$19,391	$16,043	$14,162	$16,067
Royalties (in thousands)	1,121	1,348	10,711	8,441	6,127	5,871	8,264
Hosting and other COGS (in thousands)	1,405	1,402	1,636	1,835	1,228	1,473	1,998
Total Cost of Revenue (in thousands)	$14,411	$10,905	$33,729	$29,667	$23,398	$21,506	$26,329
Non-GAAP Operating Expenses (in thousands)	$26,707	$ 25,638	$ 35,043	$ 33,093	$ 35,886	$ 35,000	$ 30,359
Variable Marketing Expense (in thousands)	7,271	5,456	12,800	9,641	9,693	10,103	10,677
Variable Marketing as % of Total Revenue	15%	16%	15%	13%	16%	18%	17%
Adjusted EBITDA (in thousands)	6,459	(900)	15,398	14,137	3,869	1,705	8,454
Headcount** (at quarter-end)	547	562	630	653	695	732	770
Daily Active Users (DAU)* (in millions)	7.0	5.3	7.2	7.2	6.0	6.1	5.5
Monthly Active Users (MAU)* (in millions)	64.5	51.9	60.3	62.6	54.6	59.6	53.0
Installs (in millions)	105.6	60.2	107.7	89.4	72.6	87.6	78.8
Cumulative Installs (in millions)	711.9	772.1	879.8	969.2	1,041.8	1,129.5	1,208.2
In-App Purchase Billable Transactions (in thousands)***	3,286	2,257	7,778	6,924	5,288	4,818	6,013
Average Revenue per Billable Transaction***	$11.79	$11.84	$9.14	$9.31	$10.06	$9.78	$8.91

*DAU & MAU reflects the DAU & MAU figures for the last month of the quarter
**FTE only, excludes contractors, temporary employees and consultants
***Q314 in-app purchase billable transactions and average revenue per billable transaction has been revised to include the impact of Cie Games activity after its acquisition on August 20, 2014; Q115 and Q215 in-app purchase billable transactions and average revenue per billable transaction have been revised to reflect corrected data

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